SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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THE FIRST OF LONG ISLAND CORPORATION
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE FIRST OF LONG ISLAND CORPORATION
10 GLEN HEAD ROAD
GLEN HEAD, NEW YORK 11545

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 19, 2005

March 16, 2005

To the Stockholders of
The First of Long Island Corporation:

        Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the SWAN CLUB, GLENWOOD ROAD & SCUDDERS LANE, ROSLYN HARBOR, NEW YORK, on Tuesday, April 19, 2005, at 3:30 P.M. local time for the following purposes:

        (1) To elect Directors.

        (2) To transact any other business as may properly come before the meeting.

        Only stockholders of record at the close of business on February 23, 2005 are entitled to notice of and to vote at such meeting or any adjournment thereof.

By Order of the Board of Directors Joseph G. Perri Senior Vice President and Secretary

IMPORTANT — PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE FIRST OF LONG ISLAND CORPORATION
10 Glen Head Road
Glen Head, New York 11545
(516) 671-4900

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the “Corporation” or the “Company”) for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the Swan Club, Glenwood Road & Scudders Lane, Roslyn Harbor, New York on April 19, 2005. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 16, 2005.

        Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any annual meeting constitutes a quorum for the transaction of business. In the absence of a quorum, any meeting may be adjourned to a subsequent date, provided notice of such meeting is mailed to each stockholder entitled to vote at least five (5) days before the adjourned meeting.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

        The only class of voting securities of the Corporation is its Common Stock, $.10 par value (“Common Stock”), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described herein. Only stockholders of record at the close of business on February 23, 2005 are entitled to notice of and to vote at the meeting.

        As of January 31, 2005, there were issued 3,950,024 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2005 are identified in the table below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Sidney Canarick	382,814 shares(1)	9.69%
Stock	25 Glen Street
($.10 par value)	Glen Cove, N.Y. 11542

Common	Paul T. Canarick	382,814 shares(1)	9.69%
Stock	25 Glen Street
($.10 par value)	Glen Cove, N.Y. 11542

Common	Zachary Levy	357,927 shares	9.06%
Stock	9 Maxine Avenue
($.10 par value)	Plainview, N.Y. 11803

(1)

Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, Mr. Paul T. Canarick’s parents, as Trustees under a Trust Agreement dated May 27, 1992; 134,347 shares in the name of Jean C. Canarick, Sidney Canarick’s wife; 9,270 shares in the name of Paul T. Canarick; and 2,227 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

        Furnished below is information with respect to the beneficial ownership of the Corporation’s Common Stock as of January 31, 2005 by all directors and nominees, by the executive officers of the Corporation named in the “Summary Compensation Table”, and by directors and executive officers of the Corporation as a group.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common Stock	Allen E. Busching	3,863	(1)	.10%
($.10 par value)	Paul T. Canarick	382,814	(2)	9.69%
	Alexander L. Cover	514	(3)	.01%
	Beverly Ann Gehlmeyer	37,197	(4)	.94%
	Howard Thomas Hogan, Jr.	58,228	(5)	1.47%
	J. William Johnson	43,672	(6)	1.10%
	J. Douglas Maxwell, Jr.	16,962	(7)	.43%
	John R. Miller III	5,308	(8)	.13%
	Walter C. Teagle III	25,752	(9)	.65%
	Michael N. Vittorio	14,942	(10)	.38%
	Arthur J. Lupinacci, Jr.	35,035	(11)	.89%
	Donald L. Manfredonia	29,874	(12)	.75%
	Joseph G. Perri	21,655	(13)	.55%
	Directors and Executive
	Officers as a group	720,935	(14)	18.23%

(1)

Including 2,363 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(2)

Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, Mr. Paul T. Canarick’s parents, as trustees under a Trust Agreement dated May 27, 1992; 134,347 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick’s mother; and 2,227 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(3)

Including 214 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(4)

Including 652 shares in the name of Robert Val Gehlmeyer, Mrs. Gehlmeyer’s husband; 7,924 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust; and 2,656 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)

Including 10,371 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan; 694 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust; 5,839 shares, 5,088 shares, and 5,074 shares in the names of Mr. Hogan’s children, Howard, Kathryn and Margaret, respectively; and 1,983 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(6)

Including 2,022 shares in the name of Gail G. Johnson, Mr. Johnson’s wife, and 10,955 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(7)

Including 8,437 shares held in Mr. Maxwell’s retirement account and 2,600 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8)

Including 2,296 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9)

Including 337 shares in the name of Janet D. Teagle, Mr. Teagle’s wife; 1,012 shares each (totaling 3,036 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle’s children; and 2,129 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10)

Including 13,199 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(11)

Including 8,240 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(12)

Including 15,574 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(13)

Including 15,155 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(14)

Including 102,480 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

ELECTION OF DIRECTORS

        The Board of Directors of the Corporation presently consists of ten members classified into two classes, Class I with five members and Class II with five members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

Name	Class	Expiration of Term

Allen E. Busching	II	2006
Paul T. Canarick	II	2006
Alexander L. Cover	II	2006
Beverly Ann Gehlmeyer	II	2006
Howard Thomas Hogan, Jr.	I	2005
J. William Johnson	II	2006
J. Douglas Maxwell, Jr.	I	2005
John R. Miller III	I	2005
Walter C. Teagle III	I	2005
Michael N. Vittorio	I	2005

        For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided equally among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be spread equally among the remaining nominees. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for the election of all nominated directors. To be elected, each director must receive a majority vote of the number of shares entitled to vote and represented at the meeting.

        The nominees for election at this meeting will be the Class I directors. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the re-election of Messrs. Hogan, Maxwell, Miller, Teagle and Vittorio, each to hold office until the 2007 Annual Meeting of Stockholders or until his successor is elected and qualified. If at the time of the 2005 Annual Meeting any of the nominees named above is unavailable or chooses not to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.

The Board of Directors recommends a vote FOR all named nominees.

        Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank and the Corporation, with the exception of Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller who became directors of the Corporation upon its formation in 1984.

Name	Principal Occupations for Last 5 Years and Other Directorships	Director Since

Allen E. Busching	Principal,	1999
(Age 73)	B&B Capital
	(Consulting and Private Investment);
	(formerly: Managing Director,
	Unitech p.l.c., Reading, England;
	Chairman of the Board, President, and
	Chief Executive Officer, Lambda
	Electronics, Inc. (formerly Veeco Instruments));
	Trustee, North Shore-Long Island Jewish
	Health Systems, Inc.

Paul T. Canarick	President and Principal,	1992
(Age 48)	Paul Todd, Inc.
	(Construction Company)

Alexander L. Cover	Business Consultant, Private Practice	2003
(Age 61)	(formerly: Partner, Ernst & Young, LLP)

Beverly Ann Gehlmeyer	Tax Manager and Principal,	1978
(Age 73)	Gehlmeyer & Gehlmeyer, P.C.
	(Certified Public Accounting Firm)

Howard Thomas Hogan, Jr., Esq.	Hogan & Hogan	1978
(Age 60)	(Attorney, Private Practice)

J. William Johnson	Chairman of the Board,	1979
(Age 64)	The First of Long Island Corporation and
	The First National Bank of Long Island;
	(formerly Chairman of the Board, President
	and Chief Executive Officer, The First of Long
	Island Corporation and The First National
	Bank of Long Island);
	Director, Independent Bankers Association
	of New York State
	Director, Independent Community Bankers
	of America

Name	Principal Occupations for Last 5 Years and Other Directorships	Director Since

J. Douglas Maxwell, Jr.	Chairman, Chief Financial Officer and Director,	1987
(Age 63)	NIR(x) Medical Technologies L.L.C.
	(Medical Technology);
	(formerly Chairman of the Board and Chief
	Executive Officer, Swissray Empower, Inc.,
	a Medical Imaging Distributor);
	Director, Slater Development Corp.

John R. Miller III	Chairman and Chief Executive Officer,	1982
(Age 64)	Equal Opportunity Publications, Inc.
	(Publishing);
	Director, The Middleby Corporation and
	Middleby Marshall, Inc.

Walter C. Teagle III	President	1996
(Age 55)	Teagle Management, Inc.
	(Private Investment Firm);
	(formerly Executive Vice President and Director,
	Lexent, Inc., Infrastructure Service Provider);
	Director, Teagle Management, Inc. and Teagle
	Foundation, Inc.

Michael N. Vittorio	President and Chief Executive Officer,	2003
(Age 52)	The First of Long Island Corporation and
	The First National Bank of Long Island;
	(formerly J.P. Morgan Chase, most recently
	as Senior Vice President);
	Trustee, New York State Bankers Retirement System,
	Metropolitan College of New York, and New York
	Law School

MEETINGS OF THE BOARD OF DIRECTORS

        All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. The Board of Directors of the Corporation held twelve regular meetings and one special meeting during 2004. With respect to meetings of the Corporation, each director attended at least 75% of the aggregate number of Board meetings and meetings of the committees on which such director served. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors of the Corporation has three standing committees: the Nominating Committee, the Audit Committee, and the Compensation and Stock Option Committee. The Board of Directors of the Bank has seven standing committees: the Audit Committee, the Investment Management Division Audit Committee, the Compensation Committee, the Compliance and Community Reinvestment Act Committee, the Board Investment Management Division Committee, the Loan Committee, and the Pension Plan Committee.

Nominating Committee

        All the members of the Corporation’s Nominating Committee are independent as independence for directors is defined in Nasdaq Rule 4200(a)(15). The Nominating Committee is responsible for recommending the nomination of individuals to the Board of Directors of the Corporation. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, and John R. Miller III. The Committee met twice during 2004. The activities of the nominating committee are governed by a formal written charter. The charter was included in the Corporation’s Proxy Statement for its Annual Meeting of Stockholders held April 20, 2004 as Appendix A.

        The nominating committee believes that certain minimum qualifications must be met by a nominating committee-recommended nominee for a position on the board of directors. Specifically, the nominee should understand that the principal duty of a director is to represent the stockholders of the Corporation. The nominee should also possess the highest level of professional and personal ethics and values, be free of any material conflict of interest with respect to board service, have broad experience at the policy-making level, have the ability to provide insight and practical wisdom based on experience and expertise, be independent as defined in Nasdaq Rule 4200(a)(15), be able to understand and relate to the culture of the Corporation, have sufficient time to properly discharge the duties associated with serving as a director, and have experience and knowledge that will enhance or maintain a diversity of business background among board members.

        In addition, the nominating committee believes that certain specific qualities or skills are necessary for one or more of the Corporation’s directors to possess. These include, among others, experience with publicly held companies, an understanding and background in corporate management, experience in delegation of duties, accounting experience, financial experience, legal experience, marketing experience, and background and experience necessary to qualify as an “audit committee financial expert” as defined in Item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission. It is also deemed desirable for directors to live or work in a geographic area where the Corporation’s bank subsidiary has branches or is expected to have branches.

        The nominating committee generally relies on recommendations made by directors and executive officers of the Corporation to identify nominees for director. Any stockholder may make nominations with respect to the election of directors in accordance with the provisions of the Corporation’s bylaws establishing the information and notice requirements for such nominations. The Corporation has not received a stockholder nominee for election as a director in recent years. The nominating committee does not consider director nominees recommended by stockholders because the board of directors believes that such consideration is not an efficient or effective means of identifying qualified individuals. In addition, the board of directors has had a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of the Corporation.

        In addition to interviews, the nominating committee evaluates potential nominees by reviewing resumes, checking business and/or personal references, and performing background checks as deemed appropriate. The Corporation does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

        All of the nominees approved by the nominating committee for inclusion on the Corporation’s proxy card for the annual meeting of stockholders to be held April 19, 2005 are directors standing for reelection.

Audit Committees

        The Corporation and the Bank each have a separately designated standing audit committee. Both committees consist of the same four directors. The members include Walter C. Teagle III, Allen E. Busching, Alexander L. Cover, and Beverly Ann Gehlmeyer. During 2004, the Corporation’s Audit Committee held seven meetings and the Bank’s Audit Committee held six meetings.

        The Corporation’s Board of Directors has adopted a formal written charter for the Audit Committees. The charter was included in the Corporation’s Proxy Statement for its Annual Meeting of Stockholders held April 20, 2004 as Appendix B.

        The Board has determined that all members of the audit committees are independent as independence for audit committee members is defined in Nasdaq Rules 4200(a)(15) and 4350(d)(2). The Board of Directors has also determined that Alexander L. Cover is an audit committee financial expert as that term is defined in paragraph (h)(2) of Item 401 of Regulation S-K of the Securities and Exchange Commission and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

        The Corporation’s Audit Committee: (1) reviews and discusses with management the Corporation’s audited consolidated financial statements; (2) meets with the Corporation’s independent auditors and reviews with them the results of their annual audit of the Corporation’s consolidated financial statements, including any recommendations the auditors may have with respect to internal controls or other business matters; (3) reviews the results of examinations of the Corporation performed by regulatory authorities; and (4) is responsible for insuring that the Corporation fulfills the annual internal control reporting requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and related implementing regulations. The Audit Committee’s Report is included in a separate section of this proxy statement.

        The Bank’s Audit Committee: (1) reviews the plan, scope and results of internal audits performed by both the Bank’s in-house audit staff and independent external firms; (2) reviews the results of examinations performed by regulatory authorities; and (3) is responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”).

        With respect to audits of the Bank’s Investment Management Division, the Investment Management Division Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Investment Management Division Audit Committee are Walter C. Teagle III, Alexander L. Cover, and Beverly Ann Gehlmeyer. During 2004, the Committee held two meetings.

Compensation Committees

        The Corporation has a Compensation and Stock Option Committee (the “Corporation’s Committee”) and the Bank has a Compensation Committee (collectively referred to as the “Compensation Committees”). The Compensation Committees consist of the same three independent directors. The members include J. Douglas Maxwell, Jr., Allen E. Busching, and John R. Miller III. The Committees are responsible for determining an appropriate level of compensation for each executive officer. They also consider and recommend to the Boards of Directors of the Corporation and the Bank salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The Corporation’s Committee is also responsible for administering the Corporation’s 1996 Stock Option and Appreciation Rights Plan (the “1996 Plan”). Administration of the 1996 Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. Members of the Corporation’s Committee as well as all other non-employee directors of the Corporation are eligible for stock option grants under the 1996 Plan. Stock option grants to non-employee directors are approved by the full Board. Each of the Committees met four times during 2004. The report of the Compensation Committees with respect to compensation for executive officers is included in a later section of this proxy statement.

Other Committees of the Bank

        The Compliance and Community Reinvestment Act Committee is responsible for reviewing the Bank’s performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III, Walter C. Teagle III, and Michael N. Vittorio. The Committee met four times during 2004, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

        The Board Investment Management Division Committee is responsible for reviewing the activities of the Investment Management Division including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, Michael N. Vittorio, and J. William Johnson. During 2004, the Committee held four meetings.

        The Loan Committee consists of members who, except for Mr. Johnson and Mr. Vittorio, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Beverly Ann Gehlmeyer, Allen E. Busching, Paul T. Canarick, Alexander L. Cover, J. William Johnson, J. Douglas Maxwell, Jr., and Michael N. Vittorio. The Committee held thirty-three meetings in 2004.

        The Pension Plan Committee has the authority to take such action with respect to the Bank’s Pension Plan as may be necessary or advisable between regular meetings of the Bank’s Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Allen E. Busching, and John R. Miller III. The Committee did not meet in 2004.

COMPENSATION OF DIRECTORS

Cash Compensation

        Directors are paid for their services as directors of the Corporation and the Bank. Directors of the Corporation are paid a quarterly retainer of $1,150. Directors of the Bank are paid $1,100 for each regularly scheduled monthly Board meeting, provided they attend at least ten of the twelve meetings. If a director attends less than ten meetings, the director is paid $1,100 for each meeting attended. In addition, directors of the Corporation and the Bank are generally paid $500 for each special Board meeting and $100 for each telephone Board meeting.

        The Chairperson of the Corporation’s Nominating Committee receives an annual retainer of $1,000, and other committee members receive annual retainers of $500. The Audit Committee of the Corporation and the Audit Committee of the Bank consist of the same four directors. The Compensation and Stock Option Committee of the Corporation and the Compensation Committee of the Bank consist of the same three directors. Although these directors receive no fees from the Corporation for their Audit or Compensation Committee service, they do receive fees from the Bank for such service.

        The Chairmen of the Bank’s Compliance and Board Investment Management Division Committees are each paid an annual retainer of $2,000, and other members of these committees are paid annual retainers of $1,000. The Chairman of the Bank’s Compensation Committee is paid an annual retainer of $3,500, and other committee members are paid annual retainers of $1,500. The Chairperson of the Bank’s Loan Committee receives an annual retainer of $2,000, and other committee members receive annual retainers of $500. In addition, the Chairperson and all other members of the Bank’s Loan Committee receive $250 per meeting. Three of the four members of the Bank’s Audit Committee are also members of the Bank’s Investment Management Division Audit Committee. The Chairman is paid an annual retainer of $5,000 and the other two members are paid an annual retainer of $2,000 for service on the two committees. The remaining member of the Bank’s Audit Committee is paid an annual retainer of $1,800. Neither the Chairman nor the other members of the Bank’s Pension Plan Committee receive fees for their services. Neither Mr. Johnson nor Mr. Vittorio receives director fees or committee fees from the Corporation or the Bank.

Stock Based Compensation

        The Corporation’s 1996 Stock Option and Appreciation Rights Plan, as amended, allows for the granting of nonqualified stock options to non-employee directors of the Corporation. In January 2004, each non-employee director received a stock option grant based on the Corporation’s earnings performance for the 2003 year and the board and committee fees that the director received for such year. The number of options granted to each non-employee director in January 2004 is as follows: Mr. Busching – 488; Mr. Canarick – 426; Mr. Cover – 214; Mr. Hogan — 361; Mr. Teagle – 407; Ms. Gehlmeyer – 522; Mr. Miller – 415; and Mr. Maxwell – 518. The options were granted at an exercise price of $47.89 which was the fair market value of one share of the Corporation’s stock on the date of grant. By their original terms, the options were exercisable in whole or in part during the period beginning three years from the date of grant and ending ten years from the date of grant. However, in December 2004 the Corporation’s Compensation and Stock Option Committee (the “Committee”) modified all outstanding options, including those held by directors, to make them immediately exercisable to the extent that such modification did not convert incentive stock options to non-qualified stock options.

MANAGEMENT

        The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers of the Corporation	Age	Present Capacity	Term of Office	Officer Since

J. William Johnson	64	Chairman of the Board	3 yrs.	1984
Michael N. Vittorio	52	President and	3 yrs.	2002
		Chief Executive Officer
Arthur J. Lupinacci, Jr	64	Executive Vice President	1.5 yrs.	1985
		and Chief Administrative
		Officer
Mark D. Curtis	50	Senior Vice President	1.5 yrs.	1997
		and Treasurer
Brian J. Keeney	56	Senior Vice President	1.5 yrs.	2000
Richard Kick	47	Senior Vice President	1.5 yrs.	1991
Donald L. Manfredonia	53	Senior Vice President	1.5 yrs.	1987
Joseph G. Perri	53	Senior Vice President	1.5 yrs.	1990
		and Secretary

Executive Officers of the Bank	Age	Present Capacity	Term of Office	Officer Since

J. William Johnson	64	Chairman of the Board	1 yr.	1979
Michael N. Vittorio	52	President and	1 yr.	2002
		Chief Executive Officer
Mark D. Curtis	50	Executive Vice President,	1 yr.	1997
		Chief Financial Officer
		and Cashier
Brian J. Keeney	56	Executive Vice President	1 yr.	2000
Richard Kick	47	Executive Vice President	1 yr.	1991
Arthur J. Lupinacci, Jr	64	Executive Vice President	1 yr.	1985
		and Chief Administrative
		Officer
Donald L. Manfredonia	53	Executive Vice President	1 yr.	1982
Joseph G. Perri	53	Executive Vice President	1 yr.	1990

        Mr. Vittorio joined the Corporation and the Bank on July 15, 2002 as Executive Vice President. On February 18, 2003, he was elected to the Board of Directors of both entities and, effective March 1, 2003, became President of both. He was appointed Chief Executive Officer of both entities effective September 1, 2003. From 1989 through June 2002, Mr. Vittorio was employed at J.P. Morgan Chase, most recently as Senior Vice President responsible for managing Chase Insurance Agency’s Insurance Brokerage and Advisory Service Business. Previously he served in various capacities at J.P. Morgan Chase including Senior Lending Officer for Small Business Financial Services, Middle Market Regional Manager, and Division Executive in the Small Business/Commercial Division.

        Mr. Keeney joined the Corporation and the Bank in March 2000. From September 1998 to March 2000, Mr. Keeney was President and Chief Executive Officer of The Rockefeller Trust Company. From December 1996 to September 1998, he was Chairman of the Board, President & Chief Executive Officer of Fidelity Management Trust Company of New York and from January 1992 to November 1996, he was Senior Vice President and Chief Operating Officer of U.S. Trust Company of New Jersey. Previously, he held various positions with U.S. Trust Company of New York, Irving Trust Company, and The Chase Manhattan Bank, N.A.

COMPENSATION COMMITTEES’ REPORT

        The Corporation’s executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation’s Board of Directors and the Compensation Committee of the Bank’s Board of Directors (the “Compensation Committees”). The Compensation Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

        Compensation for executive officers primarily consists of base salary, incentive bonuses paid under the Bank’s Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation’s Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Compensation Committees. Following approval by the Compensation Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation and granting of stock options.

        The Compensation Committees adhere to the practice that compensation for executive officers, including the Chief Executive Officer, be directly and materially linked to the Corporation’s performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such, (1) salaries are related to the Corporation in light of the Corporation’s overall performance; (2) incentive compensation, an objective means of rewarding personal and Corporate performance, is paid pursuant to the Incentive Compensation Plan based on the achievement of objective personal goals and the Corporation’s performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Corporation. Comparison of executive officer compensation to that of other banks aids in determining whether the compensation paid by the Corporation is competitive and appropriate, and thereby helps the Corporation to attract and retain qualified personnel. In addition, from time to time the Corporation retains outside consultants to determine the appropriateness of executive officer compensation.

J. Douglas Maxwell, Jr. Allen E. Busching John R. Miller III

COMPENSATION OF EXECUTIVE OFFICERS

        Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 2004 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights (“SARs”), was received from the Corporation. A description of the Incentive Compensation Plan under which the bonuses were paid follows.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Annual Compensation			Long -Term Compensation			All Other Compen- sation (3) ($) (i)

		Salary ($) (c)	Bonus ($) (d)	Other Compen- sation (1) ($) (e)	Awards		Payouts

					Restricted Stock Award(s) ($) (f)	Options/ SARs # (2) (g)	LTIP ($) (h)

Michael N. Vittorio	2004	$315,000	$153,185	—	None	2,301	None	$37,050
President, Chief Executive	2003	$270,577	$95,784	—	None	1,898	None	$15,118
Officer and Director	2002	$115,385	$128,320	—	None	9,000	None	$508

J. William Johnson	2004	$191,500	$87,650	$43,279	None	2,724	None	$24,586
Chairman of the Board	2003	$320,294	$113,384	$96,241	None	6,085	None	$31,389
and Director	2002	$370,000	$177,970	$66,702	None	7,254	None	$47,330

Arthur J. Lupinacci, Jr	2004	$239,000	$98,288	$30,973	None	1,964	None	$30,684
Executive Vice President	2003	$231,000	$79,325	$11,084	None	3,667	None	$22,638
and Chief Administrative Officer	2002	$223,000	$93,450	$2,160	None	4,369	None	$29,079

Donald L. Manfredonia	2004	$197,000	$80,225	—	None	1,616	None	$23,162
Senior Vice President	2003	$190,000	$72,295	—	None	2,894	None	$16,560
	2002	$176,000	$60,720	—	None	3,433	None	$21,046

Joseph G. Perri	2004	$181,500	$64,018	—	None	1,488	None	$21,340
Senior Vice President	2003	$175,000	$63,525	—	None	2,771	None	$15,256
and Secretary	2002	$168,500	$64,200	—	None	3,292	None	$20,151

(1)

The other compensation reported in column (e) for Messrs. Johnson and Lupinacci represents payments for income taxes pursuant to the Bank’s Supplemental Executive Retirement Plan explained in the next section entitled “Compensation Pursuant to Plans.”

(2)	Where applicable, adjusted for 3-for-2 stock split paid July 2002.

(3)

All other compensation for 2004 (column (i) of the “Summary Compensation Table”) includes the following amounts either paid, accrued or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank’s Profit Sharing and Supplemental Executive Retirement (“SERP”) Plans.

Name	Life Insurance Premiums	401(k) Matching Contributions	Profit Sharing Contributions	Total

Michael N. Vittorio	$3,030	$6,300	$27,720	$37,050
J. William Johnson	$3,904	$3,830	$16,852	$24,586
Arthur J. Lupinacci, Jr	$4,872	$4,780	$21,032	$30,684
Donald L. Manfredonia	$1,895	$3,938	$17,329	$23,162
Joseph G. Perri	$1,746	$3,629	$15,965	$21,340

COMPENSATION PURSUANT TO PLANS

Pension Plan

        The Bank is a participant in the New York State Bankers Retirement System Pension Plan (“Plan”) and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

Average Annual Compensation	Years of Creditable Service

	10	15	20	25	30	35

$100,000	$15,344	$23,016	$30,688	$38,360	$46,032	$53,704

$125,000	$19,719	$29,578	$39,438	$49,297	$59,157	$69,016

$150,000	$24,094	$36,141	$48,188	$60,235	$72,282	$84,329

$175,000	$28,469	$42,703	$56,938	$71,172	$85,407	$99,641

$200,000	$32,844	$49,266	$65,688	$82,110	$98,532	$114,954

$225,000	$37,219	$55,828	$74,438	$93,047	$111,657	$130,266

$250,000	$41,594	$62,391	$83,188	$103,985	$124,782	$145,579

$300,000	$50,344	$75,516	$100,688	$125,860	$151,032	$176,204

$400,000	$67,844	$101,766	$135,688	$169,610	$203,532	$237,454

$500,000	$85,344	$128,016	$170,688	$213,360	$256,032	$298,704

$600,000	$102,844	$154,266	$205,688	$257,110	$308,532	$359,954

        The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62. Upon retirement, each participant with a spouse is paid a benefit in the form of a joint and survivor annuity. Participants without a spouse are paid a benefit in the form of a single life annuity guaranteed for sixty (60) months. All participants, whether with or without a spouse, may elect optional forms of benefit payments. For all participants, the annuity benefit is computed by (i) multiplying the participant’s final average compensation (the average of the participant’s Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant’s credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation multiplied by the participant’s credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of .49 percent of the participant’s final three year average compensation (limited to covered compensation) and the participant’s credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

        The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. Contributions of $1,182,755 and $1,407,929 were made for the plan years ending September 30, 2004 and 2003, respectively, representing the maximum tax deductible contribution in each of these years. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 5 years of service with the Bank and 4 years of participation in the Plan. No vesting occurs during that 5-year period.

        The compensation covered by the Plan includes: (1) salary and bonus as set forth in the “Summary Compensation Table”; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank’s contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of nonqualified stock options and disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. For SERP Plan participants, any benefits which may be above the limits under these sections would be payable under the SERP.

        The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson – 24 years; Mr. Vittorio – 1.5 years; Mr. Lupinacci – 18 years; Mr. Manfredonia – 21 years; Mr. Perri – 13 years; and all executive officers as a group – 101 years.

Supplemental Executive Retirement Plan

        On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan (“SERP”). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code limitations for qualified plans. The benefits are provided for employees designated by the Compensation Committee of the Board of Directors.

        Supplemental retirement program and profit sharing plan contributions under the SERP are made to a “secular trust” for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Supplemental retirement plan contributions for each participant are made in an amount estimated to be sufficient to fund future benefits after withholding taxes on the contribution amount. Trust income is also taxable to each participant. The Bank pays each participant an amount that, after taxes on this amount are withheld, will be sufficient for the participant to pay taxes on the trust income.

Profit Sharing Plan

        The Bank has a combined profit sharing/401(k) plan (the “Profit Sharing Plan”). Employees are eligible to participate provided they are at least 21 years of age and have completed one year of service in which they worked 1,000 hours if full-time and 700 hours if part-time. Participants may elect to contribute, on a tax-deferred basis, up to 25% of gross compensation, as defined, subject to the limitations of Section 401(k) of the Internal Revenue Code. The Bank may, at its sole discretion, make “Additional 401(k) Contributions” to each participant’s account based on the amount of the participant’s tax deferred contributions and make “Profit Sharing Contributions” to each participant’s account equal to a percentage of the participant’s compensation, as defined. Forfeitures are allocated among participants in proportion to their annual compensation. Participants are fully vested in their elective contributions and, after five years of participation in the Profit Sharing Plan, are fully vested (20% vesting per year) in the Additional 401(k) and Profit Sharing Contributions made by the Bank. Also, a participant becomes fully vested in Additional 401(k) and Profit Sharing Contributions upon death or disability. The Additional 401(k) and Profit Sharing Contributions for 2004 were $164,919 and $814,495, respectively. The Profit Sharing Contributions represented approximately 5.1% of the Bank’s 2004 pre-tax profits.

        Participants in the Profit Sharing Plan will receive benefits generally upon attainment of age 65. However, the Profit Sharing Plan contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of a participant’s Normal Retirement Benefit will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated in 2004 under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2004 is set forth in footnote (3) to the “Summary Compensation Table.”

Retirement Plan For Directors

        On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the “Retirement Plan”). Effective December 31, 2000, the Retirement Plan was terminated. Upon termination, the benefits earned by directors for services rendered through December 31, 2000 were frozen and the ability of directors to earn additional benefits under the Retirement Plan was discontinued. Upon retirement after attaining the age of sixty (60) years, each of the current directors will receive a credit (the “Credit Percentage”) of ten percent (10%) multiplied by the number of years of service on the Board through December 31, 2000, to a maximum of one hundred percent (100%). The annual benefit (the “Annual Benefit”) under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of December 31, 2000, multiplied by twelve (12) and then multiplied by the Credit Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the “Payment Period”), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

Incentive Compensation Plan

        The executive officers of the Bank are eligible for compensation under the Bank’s Incentive Compensation Plan (the “Plan”) described in the Board Compensation Committee Report herein. Incentive compensation paid in 2004 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2004 is set forth in the “Summary Compensation Table” under the heading “Bonus”.

Equity Compensation Plans

        The Corporation’s equity compensation plans consist solely of a 1986 Stock Option and Appreciation Rights Plan (the “1986 Plan”) and a 1996 Stock Option and Appreciation Rights Plan (the “1996 Plan”). Detailed descriptions of these plans follow.

        The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock option plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights (“SARs”), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989. At December 31, 2004, there were still options outstanding under the 1986 Plan which were granted prior to the Plan’s expiration on January 21, 1996. In January 1996, the Board of Directors unanimously adopted the 1996 Plan as a successor to the 1986 Plan. The Corporation’s stockholders approved the 1996 Plan in April 1996. An amendment to the 1996 Plan that allows for the granting of stock options to non-employee directors and limits the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000 was approved by the Board of Directors in February 2001 and subsequently approved by the stockholders in April 2001. Except for this amendment, the terms of the 1996 Plan are substantially identical to the terms of the 1986 Plan.

        Under the 1996 Plan, options to purchase up to 540,000 shares of common stock were made available for grant to key employees and, as amended, non-employee directors of the Corporation and its subsidiaries through January 15, 2006. Each option granted under the 1996 Plan is granted at an exercise price equal to the fair market value of one share of the Corporation’s stock on the date of grant. Options granted on or before December 31, 2000 became exercisable in whole or in part commencing six months from the date of grant and ending ten years after the date of grant. By the terms of their grant, options granted after December 31, 2000 became exercisable in whole or in part commencing three years from the date of grant and ending ten years after the date of grant. However, in December 2004 and January 2005 the Corporation’s Compensation and Stock Option Committee (the “Committee”) and the full Board of Directors took certain actions believed to be in the best interests of shareholders and intended to minimize the expense that would need to be recorded in the current year and next two years with respect to existing stock options which by their original terms were scheduled to vest after the July 1, 2005 effective date of SFAS No. 123. In December 2004, the Committee and Board approved modifying all outstanding options to make them immediately exercisable to the extent that such modification did not convert incentive stock options (“ISOs”) to non-qualified stock options (“NQSOs”). This resulted in the Corporation recording $25,000 of stock-based compensation cost. In January 2005, the Committee and Board agreed to make all outstanding ISOs that were not modified by the December 2004 resolution immediately exercisable subject to the receipt of written consent from the grantees to the extent that such action would convert outstanding ISOs to NQSOs. The Committee and Board are in the process of evaluating the merits of stock options versus other forms of stock-based compensation. The Committee’s action in January 2005 had the effect of making 26,856 options immediately exercisable. In addition, in February 2005 the Corporation received consent from grantees to make another 7,505 options immediately exercisable. For those grantees that did not consent, the date on which their options first become exercisable is subject to acceleration in the event of a change in control, retirement, death, disability, and certain other limited circumstances.

        Each option granted to an employee under the 1996 Plan may be granted with or without a SAR attached. The 1996 Plan also provides for the granting of stand-alone SARs to employees. Non-employee directors are not eligible for SAR grants, whether stand alone or attached to options. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant. Options may be granted under the 1996 Plan as incentive stock options (“ISOs”) qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options (“NQSOs”). Options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options or SARs were granted.

        Options and SARs are not transferable, except upon death, by (i) will, (ii) the laws of descent and distribution, or (iii) beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation and/or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder’s continued employment or service as a director with the Corporation or the Bank. However, in accordance with the terms of the 1996 Plan and/or administrative guidelines adopted by the Compensation and Stock Option Committee, there are additional limited periods following termination of employment or service as a director during which options or SARs may be exercised in the event employment or service is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

        Subject to the provisions of applicable law and the terms of the 1996 Plan, the designation of those officers who will be granted options and/or SARs, as well as the terms of the options and SARs granted, is solely within the discretion of the Compensation and Stock Option Committee which administers the 1996 Plan. Stock option grants to non-employee directors are approved by the full Board of Directors. No consideration is received by the Corporation or the Bank for the granting of options or SARs.

        Information as of December 31, 2004 regarding the number of shares of common stock to be issued upon the exercise of outstanding stock options, the weighted average exercise price of outstanding stock options, and the number of stock options remaining available for future issuance is set forth in the table that follows.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	232,071	$29.99	251,302

Equity compensation plans not approved by security holders	—	—	—

Total	232,071	$29.99	251,302

        During 2004, options to purchase 33,346 shares were granted under the 1996 Plan at a per share exercise price of $47.89. The following table shows, as to the executive officers named in the “Summary Compensation Table”, information for 2004 with respect to the options granted.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants

Name (a)	Options/ SARs Granted (#) (b)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year (c)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term

					5% ($) (f)	10% ($) (g)

Michael N. Vittorio	2,301	6.90%	$47.89	1/19/14	$69,289	$175,585
J. William Johnson	2,724	8.17%	$47.89	1/19/14	$82,027	$207,863
Arthur J. Lupinacci, Jr.	1,964	5.89%	$47.89	1/19/14	$59,141	$149,869
Donald L. Manfredonia	1,616	4.85%	$47.89	1/19/14	$48,662	$123,314
Joseph G. Perri	1,488	4.46%	$47.89	1/19/14	$44,807	$113,546

        The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 2004 for each of the executive officers named in the “Summary Compensation Table.”

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Unexercised Options/SARs at Fiscal Year- End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In-the-Money Options/SARs at Fiscal Year- End ($) Exercisable/ Unexercisable (e)

Michael N. Vittorio	—	—	9,213 / 3,986	$194,495 / $38,257
J. William Johnson	10,969	$254,523	6,905 / 9,158	$137,342 / $162,081
Arthur J. Lupinacci, Jr.	3,249	$77,456	4,190 / 9,034	$98,395 / $161,763
Donald L. Manfredonia	2,300	$77,635	12,143 / 7,941	$325,949 / $142,736
Joseph G. Perri	2,362	$82,930	12,290 / 7,124	$356,715 / $125,689

        There were no long-term incentive plan awards granted in the last fiscal year.

PERFORMANCE GRAPH

        The following graph compares the Corporation’s total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index and (ii) the NASDAQ Bank Stocks Index.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
THE FIRST OF LONG ISLAND CORPORATION,
NASDAQ BANK STOCKS INDEX AND NASDAQ MARKET INDEX
Assumes $100 Invested on January 1, 2000
Assumes Dividend Reinvested
Fiscal Year Ended December 31, 2004

        In prior years, the total return for the Corporation’s common stock was compared to the National Commercial Banks Index rather than the NASDAQ Bank Stocks Index. The National Commercial Banks Index consists of nationally chartered commercial banks whereas the NASDAQ Bank Stocks Index consists of NASDAQ commercial banks and bank holding companies. The Corporation changed the industry index to which it compares its performance because the new index, unlike the index previously used, is a subset of the broad market index against which it compares its performance. As can be seen from the above chart, the new and previously used indexes have paralleled each other over the last five years, but with the new index being the higher performing of the two.

EMPLOYMENT CONTRACTS

        Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, Perri, Curtis, Keeney, and Kick (the “Executive Officers”) have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of Chairman of the Board of the Corporation and the Bank, Mr. Vittorio is employed as President and Chief Executive Officer of the Corporation and the Bank, Mr. Lupinacci is employed as Executive Vice President of the Corporation and the Bank, and Messrs. Manfredonia, Perri, Curtis, Keeney and Kick are each employed in the position of Executive Vice President of the Bank. In addition, each of these officers is also employed in such other positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson’s contract has a term of three years effective January 1, 2005, Mr. Vittorio’s contract has a term of three years effective January 3, 2005, Mr. Lupinacci’s contract has a term of eighteen months effective July 1, 2004, and Messrs. Manfredonia, Perri, Curtis, Keeney and Kick each have a contract with a term of eighteen months effective January 1, 2005. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in new three-year terms for Messrs. Johnson and Vittorio and new eighteen-month terms for Messrs. Lupinacci, Manfredonia, Perri, Curtis, Keeney and Kick. The contracts currently provide for base annual salaries of $191,500 for Mr. Johnson, $327,500 for Mr. Vittorio, $245,000 for Mr. Lupinacci, $203,000 for Mr. Manfredonia, $187,500 for Mr. Perri, $186,000 for Mr. Curtis, $184,700 for Mr. Keeney and $184,000 for Mr. Kick to be paid by the Corporation or the Bank. The base annual salaries for Messrs. Johnson and Vittorio include services as a director of the Corporation and the Bank.

        Under these contracts the Executive Officers are entitled to severance compensation. Generally upon an involuntary termination of employment or upon a resignation of employment following a change in control, Messrs. Johnson and Vittorio are entitled to receive single sum payments equal to three (3) times the base annual salaries under their contracts and Mr. Lupinacci is entitled to receive a single sum payment equal to one and one-half (1.5) times the base annual salary under his contract, together with continued family medical and dental insurance coverage. Upon an involuntary termination of employment or a resignation of employment for Good Reason, as defined in the Contracts, within twenty-four months following a change of control, Mr. Manfredonia is entitled to receive a single sum “Termination Payment” equal to one and one-half (1.5) times the base annual salary under his contract and Messrs. Perri, Curtis, Keeney and Kick are each entitled to receive a single sum “Termination Payment” equal to one and one-quarter (1.25) times the base annual salary under their contracts. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Messrs. Manfredonia, Perri, Curtis, Keeney and Kick are each entitled to receive a single sum payment equal to 66 2/3% of the Termination Payment under their contracts. Messrs. Manfredonia, Perri, Curtis, Keeney and Kick are entitled to continued family medical and dental insurance coverage.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, used as a branch office. The lease, which had an initial term of ten years and one month ending on October 30, 2002, was modified and extended through October 31, 2007. The Bank may, on ninety (90) days written notice, elect to extend the lease for an additional five (5) year period. The lease provides for annual base rent of $31,089 for the year ending October 31, 2005. In addition to base rent, the Bank is responsible for its proportionate share of the real estate taxes on the building in which the leased premises are located. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

        Certain directors are officers, directors, partners, or stockholders of companies or partnerships which, or associates of which, may have been customers of the Bank in the ordinary course of business during 2004 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Beverly Ann Gehlmeyer, a director of the Corporation, sold 22 shares of common stock of the Corporation between March 1, 2004 and March 2, 2004. The Form 4 filing to report the sales was inadvertently filed late on March 9, 2004.

INDEPENDENT AUDITORS

        The consolidated financial statements for the year ended December 31, 2004 were examined by Crowe Chizek and Company LLC (“Crowe Chizek”). It is anticipated that the Audit Committee of the Board of Directors will reappoint Crowe Chizek as the Corporation’s independent auditors for 2005. A representative of Crowe Chizek will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Audit Fees

        Crowe Chizek was appointed to serve as the Corporation’s independent auditors on October 21, 2003. Grant Thornton LLP (“Grant Thornton”) served as independent auditors from June 27, 2002 through October 20, 2003. Arthur Andersen LLP (“Arthur Andersen”) previously served as independent auditors.

        Crowe Chizek’s fees for audit services for 2004 and 2003 were $154,300 and $81,500, respectively. A significant portion of the increase in Crowe Chizek’s fee for 2004 is attributable to the work done in connection with rendering an opinion on management’s assertion about the effectiveness of the Bank’s internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Audit services include the following: (1) professional services rendered for the audit of the Corporation’s annual consolidated financial statements; (2) reviews of the consolidated financial statements included in the Corporation’s quarterly Form 10-Q; (3) a reading of the Corporation’s annual report on Form 10-K; and (4) rendering an opinion on management’s assertion about the effectiveness of the Bank’s internal control over financial reporting.

        The Corporation also paid audit fees to Grant Thornton in 2003 of $6,000. Grant Thornton’s services were limited to performing reviews of the consolidated financial statements included in the Corporation’s Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003.

Audit Related Fees

        Audit related fees, as described in Item 9(e)(2) of Schedule 14A of the Securities and Exchange Commission’s Proxy Rules, are fees billed to the Corporation by its independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s consolidated financial statements and are not audit fees as described in the previous paragraph. In neither of the last two fiscal years was the Corporation billed by its independent auditors for audit related fees.

Tax Fees

        Crowe Chizek’s fees for preparing the Corporation’s 2004 and 2003 tax returns are $17,000 and $16,500, respectively.

All Other Fees

        In neither of the last two fiscal years was the Corporation billed by its independent auditors for any fees other than those described above under the captions “Audit Fees” and “Tax Fees.”

Engagement of Independent Auditors To Perform Audit Services and Non-Audit Services

        On an annual basis, and in accordance with the terms of a written engagement letter, the Audit Committee engages the Corporation’s independent auditors to perform audit services as previously defined.

        In addition, from time to time the Audit Committee may engage the Corporation’s independent auditors to perform non-audit services such as preparation of the Corporation’s income tax returns, providing tax advice, and implementation of tax planning strategies. The Audit Committee may pre-approve specific types of non-audit services provided that the cost of such services does not exceed a predetermined dollar amount and the Audit Committee is informed of each service. The Audit Committee will not engage the independent auditors to perform any non-audit service or pre-approve any non-audit service that could impair, in fact or appearance, the independence of the independent auditors. In addition, the Audit Committee will not pre-approve any non-audit service if such pre-approval constitutes delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934. Prohibited non-audit services include those in which the independent auditors would be auditing their own work, functioning as a part of management or as an employee, acting as an advocate of the Corporation, or promoting of the Corporation’s stock or financial interests. Other prohibited non-audit services include bookkeeping or other services related to the accounting records or financial statements of the Corporation; financial information systems design and implementation; appraisal or valuation services, fairness opinions, contribution-in-kind reports; actuarial services; internal audit outsourcing services; performing management or human resources functions; acting as a broker/dealer for the Corporation, investment adviser or investment banker; legal services; and, expert services unrelated to the audit.

Changes In Independent Auditors

        On October 21, 2003, the Audit Committee of the Board of Directors dismissed the Company’s independent auditors, Grant Thornton LLP, and engaged Crowe Chizek and Company LLC as its new independent auditors. The dismissal of Grant Thornton LLP and the engagement of Crowe Chizek and Company LLC was previously reported by the Corporation on October 28, 2003 on Form 8-K. Grant Thornton’s report for the fiscal year ended December 31, 2002, which was the only report issued by them, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s 2002 fiscal year and all interim periods preceding the dismissal and to the date of dismissal, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events with respect to Grant Thornton LLP as that term is described in Item 304 of Regulation S-K.

AUDIT COMMITTEE REPORT

        We have reviewed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2004 and have discussed such financial statements with management and Crowe Chizek and Company LLC, the Corporation’s independent auditors.

        We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 “Communication with Audit Committees”, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees”, as amended, by the Independence Standard Board, and have discussed with the auditors the auditors’ independence.

        Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004.

Walter C. Teagle III Allen E. Busching Alexander L. Cover Beverly Ann Gehlmeyer

        The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Act of 1934 (the “1934 Act”), except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

OTHER MATTERS

        The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

        The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the “Bank”), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

STOCKHOLDER PROPOSALS

        Any proposals of stockholders intended to be submitted at the 2006 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 16, 2005 in order to be included in the proxy statement and form of proxy for such meeting. In addition, if the Corporation is not notified of a stockholder proposal by January 30, 2006, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

        The Corporation’s Board of Directors does not have a formal process for security holders to send communications to the Board of Directors. The Board believes that a formal process is unnecessary because the Corporation is relatively small and both the Chairman of the Board and the President and Chief Executive Officer, who are directors, are easily accessible by telephone and mail.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

        The Board of Directors strongly encourages each of its members to attend the Annual Meeting of Stockholders. In this regard, the Board of Directors sets the date for the Annual Meeting of Stockholders to coincide with the April meeting of the Board of Directors. All directors attended the prior year’s Annual Meeting of Stockholders, which was held on April 20, 2004.

ANNUAL REPORTS TO STOCKHOLDERS

        Consolidated financial statements for the Corporation and the Bank are included in the Corporation’s 2004 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 2004 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 2004 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation’s principal office, 10 Glen Head Road, Glen Head, New York, 11545. The consolidated financial statements contained in the Corporation’s 2004 Annual Report are not part of this Proxy Statement.

March 16, 2005	By Order of the Board of Directors Joseph G. Perri Senior Vice President and Secretary

REVOCABLE PROXY
THE FIRST OF LONG ISLAND CORPORATION

X	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
APRIL 19, 2005

          KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint JOHN H. TREIBER AND STEPHEN P. LYON or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the SWAN CLUB, GLENWOOD ROAD & SCUDDERS LANE, ROSLYN HARBOR, NEW YORK, on Tuesday, April 19, 2005, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 16, 2005, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

1.	Election of Directors To elect five (5) Directors, each for a term of two (2) years (except as marked to the contrary below)	For |_|	With- hold |_|	For All Except |_|

HOWARD THOMAS HOGAN, JR. JOHN R. MILLER III MICHAEL N. VITTORIO	J. DOUGLAS MAXWELL, JR. WALTER C. TEAGLE III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of any such nominee(s) in the space provided below.

2.	Other Matters: If any other business is presented at said meeting, this Proxy shall be voted in accordance with the best judgement of the Proxies.

          IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED “FOR” SUCH ELECTION.

          The shares represented by a properly executed Proxy will be voted as directed.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

          ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please be sure to sign and date this Proxy in the box below.

Date ______________

—————————————— Stockholder sign above	—————————————— Co-holder (if any) sign above

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Detach above card, sign, date and mail in postage paid envelope provided.

THE FIRST OF LONG ISLAND CORPORATION

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